Exhibit 99.1

Wells Fargo & Company
Revised Operating Segments Financial Data Tables

Presented below are tables of financial data for our operating segments, which reflect revisions to our previously reported amounts for these periods to reflect a change, adopted in first quarter 2018, in our methodology for assigning funding charges and credits to our lines of business and for certain other reclassifications. Effective first quarter 2018, assets and liabilities will receive a funding charge or credit that considers interest rate risk, liquidity risk, and other product characteristics on a more granular level. This methodology change affects results across all three of our reportable operating segments. These tables are being furnished solely to facilitate period to period comparisons. Wells Fargo & Company's previously reported consolidated financial results were not impacted by the methodology change; however, in connection with adoption of a new accounting standard in first quarter 2018, certain reclassifications will occur within noninterest income.
Table 1a: Community Banking - 2017

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2017	2017	2017	2017	2017	2017	2017	2017
Net interest income (1)	$7,132	7,133	7,154	7,239	7,132	14,265	21,419	28,658
Noninterest income:
Service charges on deposit accounts	742	725	739	703	742	1,467	2,206	2,909
Trust and investment fees:
Brokerage advisory, commissions and other fees (2)	444	452	461	473	444	896	1,357	1,830
Trust and investment management (2)	218	215	225	231	218	433	658	889
Investment banking (3)	(27)	(20)	(13)	1	(27)	(47)	(60)	(59)
Total trust and investment fees	635	647	673	705	635	1,282	1,955	2,660
Card fees	865	929	909	910	865	1,794	2,703	3,613
Other fees	395	395	362	345	395	790	1,152	1,497
Mortgage banking	1,106	1,038	937	814	1,106	2,144	3,081	3,895
Insurance	34	35	35	35	34	69	104	139
Net gains (losses) from trading activities	(52)	(33)	(58)	(108)	(52)	(85)	(143)	(251)
Net gains on debt securities	102	184	169	254	102	286	455	709
Net gains from equity investments (4)	468	222	270	495	468	690	960	1,455
Other income of the segment	396	680	330	328	396	1,076	1,406	1,734
Total noninterest income	4,691	4,822	4,366	4,481	4,691	9,513	13,879	18,360

Total revenue	11,823	11,955	11,520	11,720	11,823	23,778	35,298	47,018

Provision for credit losses	646	623	650	636	646	1,269	1,919	2,555
Noninterest expense:
Personnel expense	5,201	5,002	5,026	5,152	5,201	10,203	15,229	20,381
Equipment	551	507	512	587	551	1,058	1,570	2,157
Net occupancy	526	520	531	534	526	1,046	1,577	2,111
Core deposit and other intangibles	112	112	112	110	112	224	336	446
FDIC and other deposit assessments	192	185	170	168	192	377	547	715
Outside professional services	349	554	464	508	349	903	1,367	1,875
Operating losses	261	297	1,295	3,459	261	558	1,853	5,312
Other expense of the segment	89	89	(258)	(302)	89	178	(80)	(382)
Total noninterest expense	7,281	7,266	7,852	10,216	7,281	14,547	22,399	32,615
Income before income tax expense and noncontrolling interests	3,896	4,066	3,018	868	3,896	7,962	10,980	11,848
Income tax expense (benefit)	982	1,255	1,079	(2,682)	982	2,237	3,316	634
Less: Net income from noncontrolling interests (5)	90	46	62	78	90	136	198	276
Net income	$2,824	2,765	1,877	3,472	2,824	5,589	7,466	10,938
Average loans	$480.7	475.1	473.7	473.2	480.7	477.9	476.5	475.7
Average assets	1,095.8	1,083.6	1,089.6	1,073.2	1,095.8	1,089.7	1,089.6	1,085.5
Average deposits	717.8	727.7	734.6	738.3	717.8	722.8	726.8	729.6

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

(2)	Represents income on products and services for Wealth and Investment Management (WIM) customers served through Community Banking distribution channels and is eliminated in consolidation.

(3)	Includes syndication and underwriting fees paid to Wells Fargo Securities which are offset in our Wholesale Banking segment.

(4)	Predominantly represents gains resulting from venture capital investments.

(5)	Reflects results attributable to noncontrolling interests predominantly associated with the Company’s consolidated venture capital investments.

Table 1b: Community Banking - 2016

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2016	2016	2016	2016	2016	2016	2016	2016
Net interest income (1)	$6,786	6,693	6,821	7,033	6,786	13,479	20,300	27,333
Noninterest income:
Service charges on deposit accounts	744	765	812	790	744	1,509	2,321	3,111
Trust and investment fees:
Brokerage advisory, commissions and other fees (2)	449	454	481	470	449	903	1,384	1,854
Trust and investment management (2)	206	202	223	218	206	408	631	849
Investment banking (3)	(19)	(49)	(24)	(49)	(19)	(68)	(92)	(141)
Total trust and investment fees	636	607	680	639	636	1,243	1,923	2,562
Card fees	855	909	915	919	855	1,764	2,679	3,598
Other fees	426	410	405	395	426	836	1,241	1,636
Mortgage banking	1,508	1,324	1,481	1,311	1,508	2,832	4,313	5,624
Insurance	27	28	30	27	27	55	85	112
Net gains (losses) from trading activities	(41)	(90)	(45)	28	(41)	(131)	(176)	(148)
Net gains on debt securities	220	393	135	185	220	613	748	933
Net gains from equity investments (4)	190	194	187	233	190	384	571	804
Other income of the segment	633	319	403	(407)	633	952	1,355	948
Total noninterest income	5,198	4,859	5,003	4,120	5,198	10,057	15,060	19,180

Total revenue	11,984	11,552	11,824	11,153	11,984	23,536	35,360	46,513

Provision for credit losses	720	689	651	631	720	1,409	2,060	2,691
Noninterest expense:
Personnel expense	4,920	4,805	4,806	4,851	4,920	9,725	14,531	19,382
Equipment	499	465	463	613	499	964	1,427	2,040
Net occupancy	530	529	533	522	530	1,059	1,592	2,114
Core deposit and other intangibles	130	130	125	120	130	260	385	505
FDIC and other deposit assessments	147	149	159	196	147	296	455	651
Outside professional services	210	294	330	430	210	504	834	1,264
Operating losses	408	294	527	225	408	702	1,229	1,454
Other expense of the segment	83	51	26	85	83	134	160	245
Total noninterest expense	6,927	6,717	6,969	7,042	6,927	13,644	20,613	27,655
Income before income tax expense and noncontrolling interests	4,337	4,146	4,204	3,480	4,337	8,483	12,687	16,167
Income tax expense	1,412	1,397	1,342	1,062	1,412	2,809	4,151	5,213
Less: Net income from noncontrolling interests (5)	65	22	10	39	65	87	97	136
Net income	$2,860	2,727	2,852	2,379	2,860	5,587	8,439	10,818
Average loans	$482.7	484.0	487.6	486.2	482.7	483.3	484.7	485.2
Average assets	1,059.2	1,066.8	1,095.5	1,105.7	1,059.2	1,063.0	1,073.9	1,081.9
Average deposits	686.1	706.6	711.0	710.7	686.1	696.3	701.3	703.6

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

(2)	Represents income on products and services for WIM customers served through Community Banking distribution channels and is eliminated in consolidation.

(3)	Includes syndication and underwriting fees paid to Wells Fargo Securities which are offset in our Wholesale Banking segment.

(4)	Predominantly represents gains resulting from venture capital investments.

(5)	Reflects results attributable to noncontrolling interests predominantly associated with the Company’s consolidated venture capital investments.

Table 1c: Community Banking - 2015

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2015	2015	2015	2015	2015	2015	2015	2015
Net interest income (1)	$6,567	6,664	6,867	6,861	6,567	13,231	20,098	26,959
Noninterest income:
Service charges on deposit accounts	693	750	795	783	693	1,443	2,238	3,021
Trust and investment fees:
Brokerage advisory, commissions and other fees (2)	505	524	516	499	505	1,029	1,545	2,044
Trust and investment management (2)	216	206	220	214	216	422	642	856
Investment banking (3)	(36)	(24)	(36)	(28)	(36)	(60)	(96)	(124)
Total trust and investment fees	685	706	700	685	685	1,391	2,091	2,776
Card fees	797	849	868	888	797	1,646	2,514	3,402
Other fees	547	567	572	410	547	1,114	1,686	2,096
Mortgage banking	1,434	1,576	1,513	1,533	1,434	3,010	4,523	6,056
Insurance	62	64	61	30	62	126	187	217
Net gains (losses) from trading activities	44	(88)	(14)	(48)	44	(44)	(58)	(106)
Net gains on debt securities	206	69	74	207	206	275	349	556
Net gains from equity investments (4)	328	321	696	334	328	649	1,345	1,679
Other income of the segment	318	13	407	160	318	331	738	898
Total noninterest income	5,114	4,827	5,672	4,982	5,114	9,941	15,613	20,595

Total revenue	11,681	11,491	12,539	11,843	11,681	23,172	35,711	47,554

Provision for credit losses	658	397	668	704	658	1,055	1,723	2,427
Noninterest expense:
Personnel expense	4,745	4,663	4,615	4,550	4,745	9,408	14,023	18,573
Equipment	469	445	435	605	469	914	1,349	1,954
Net occupancy	544	529	548	545	544	1,073	1,621	2,166
Core deposit and other intangibles	145	145	145	143	145	290	435	578
FDIC and other deposit assessments	135	132	146	155	135	267	413	568
Outside professional services	208	274	294	386	208	482	776	1,162
Operating losses	230	407	385	498	230	637	1,022	1,520
Other expense of the segment	284	262	364	122	284	546	910	1,032
Total noninterest expense	6,760	6,857	6,932	7,004	6,760	13,617	20,549	27,553
Income before income tax expense and noncontrolling interests	4,263	4,237	4,939	4,135	4,263	8,500	13,439	17,574
Income tax expense	1,046	1,368	1,557	1,285	1,046	2,414	3,971	5,256
Less: Net income from noncontrolling interests (5)	74	69	194	57	74	143	337	394
Net income	$3,143	2,800	3,188	2,793	3,143	5,943	9,131	11,924
Average loans	$470.5	470.7	475.4	480.5	470.5	470.6	472.3	474.3
Average assets	1,031.7	1,038.2	1,025.7	1,051.1	1,031.7	1,035.0	1,031.8	1,036.7
Average deposits	645.7	657.2	658.0	666.5	645.7	651.5	653.7	656.9

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

(2)	Represents income on products and services for WIM customers served through Community Banking distribution channels and is eliminated in consolidation.

(3)	Includes syndication and underwriting fees paid to Wells Fargo Securities which are offset in our Wholesale Banking segment.

(4)	Predominantly represents gains resulting from venture capital investments.

(5)	Reflects results attributable to noncontrolling interests predominantly associated with the Company’s consolidated venture capital investments.

Table 2a: Wholesale Banking - 2017

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2017	2017	2017	2017	2017	2017	2017	2017
Net interest income (1)	$4,681	4,809	4,763	4,557	4,681	9,490	14,253	18,810
Noninterest income:
Service charges on deposit accounts	570	550	538	543	570	1,120	1,658	2,201
Trust and investment fees:
Brokerage advisory, commissions and other fees	84	82	65	73	84	166	231	304
Trust and investment management	129	132	129	133	129	261	390	523
Investment banking	445	483	479	420	445	928	1,407	1,827
Total trust and investment fees	658	697	673	626	658	1,355	2,028	2,654
Card fees	80	89	91	85	80	169	260	345
Other fees	468	506	513	567	468	974	1,487	2,054
Mortgage banking	123	110	110	115	123	233	343	458
Insurance	234	236	225	177	234	470	695	872
Net gains from trading activities	290	168	157	86	290	458	615	701
Net gains (losses) on debt securities	(66)	(64)	(5)	(97)	(66)	(130)	(135)	(232)
Net gains from equity investments	36	16	40	24	36	52	92	116
Other income of the segment	503	362	399	757	503	865	1,264	2,021
Total noninterest income	2,896	2,670	2,741	2,883	2,896	5,566	8,307	11,190

Total revenue	7,577	7,479	7,504	7,440	7,577	15,056	22,560	30,000

Provision (reversal of provision) for credit losses	(43)	(65)	69	20	(43)	(108)	(39)	(19)
Noninterest expense:
Personnel expense	1,804	1,601	1,607	1,591	1,804	3,405	5,012	6,603
Equipment	16	14	12	13	16	30	42	55
Net occupancy	108	108	106	103	108	216	322	425
Core deposit and other intangibles	105	103	102	104	105	208	310	414
FDIC and other deposit assessments	118	120	121	122	118	238	359	481
Outside professional services	241	288	301	304	241	529	830	1,134
Operating losses	6	6	22	40	6	12	34	74
Other expense of the segment	1,769	1,796	1,963	1,910	1,769	3,565	5,528	7,438
Total noninterest expense	4,167	4,036	4,234	4,187	4,167	8,203	12,437	16,624
Income before income tax expense and noncontrolling interests	3,453	3,508	3,201	3,233	3,453	6,961	10,162	13,395
Income tax expense	973	775	894	854	973	1,748	2,642	3,496
Less: Net income (loss) from noncontrolling interests	(5)	(9)	(7)	6	(5)	(14)	(21)	(15)
Net income	$2,485	2,742	2,314	2,373	2,485	5,227	7,541	9,914
Average loans	$468.3	466.9	463.7	463.5	468.3	467.6	466.3	465.6
Average assets	810.5	818.8	824.2	837.2	810.5	814.7	817.9	822.8
Average deposits	465.3	462.4	463.4	465.7	465.3	463.8	463.7	464.2

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

Table 2b: Wholesale Banking - 2016

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2016	2016	2016	2016	2016	2016	2016	2016
Net interest income (1)	$4,454	4,624	4,707	4,914	4,454	9,078	13,785	18,699
Noninterest income:
Service charges on deposit accounts	564	571	558	567	564	1,135	1,693	2,260
Trust and investment fees:
Brokerage advisory, commissions and other fees	92	94	90	92	92	186	276	368
Trust and investment management	110	124	117	122	110	234	351	473
Investment banking	350	471	444	568	350	821	1,265	1,833
Total trust and investment fees	552	689	651	782	552	1,241	1,892	2,674
Card fees	86	87	82	81	86	173	255	336
Other fees	506	495	519	565	506	1,001	1,520	2,085
Mortgage banking	91	90	187	107	91	181	368	475
Insurance	400	258	263	235	400	658	921	1,156
Net gains (losses) from trading activities	207	344	302	(176)	207	551	853	677
Net gains (losses) on debt securities	24	53	(29)	(40)	24	77	48	8
Net gains from equity investments	66	25	26	82	66	91	117	199
Other income of the segment	664	720	481	613	664	1,384	1,865	2,478
Total noninterest income	3,160	3,332	3,040	2,816	3,160	6,492	9,532	12,348

Total revenue	7,614	7,956	7,747	7,730	7,614	15,570	23,317	31,047

Provision for credit losses	363	385	157	168	363	748	905	1,073
Noninterest expense:
Personnel expense	1,729	1,656	1,644	1,427	1,729	3,385	5,029	6,456
Equipment	16	17	17	18	16	33	50	68
Net occupancy	101	107	106	109	101	208	314	423
Core deposit and other intangibles	88	94	99	104	88	182	281	385
FDIC and other deposit assessments	85	88	125	130	85	173	298	428
Outside professional services	191	248	242	308	191	439	681	989
Operating losses	36	36	54	(11)	36	72	126	115
Other expense of the segment	1,632	1,728	1,817	1,860	1,632	3,360	5,177	7,037
Total noninterest expense	3,878	3,974	4,104	3,945	3,878	7,852	11,956	15,901
Income before income tax expense and noncontrolling interests	3,373	3,597	3,486	3,617	3,373	6,970	10,456	14,073
Income tax expense	1,013	1,070	1,046	1,030	1,013	2,083	3,129	4,159
Less: Net income (loss) from noncontrolling interests	(13)	(5)	(5)	(5)	(13)	(18)	(23)	(28)
Net income	$2,373	2,532	2,445	2,592	2,373	4,905	7,350	9,942
Average loans	$431.4	453.1	456.0	463.4	431.4	442.3	446.9	451.0
Average assets	737.7	771.7	795.2	814.1	737.7	754.7	768.3	779.8
Average deposits	424.9	422.9	438.4	458.3	424.9	423.9	428.8	436.2

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

Table 2c: Wholesale Banking - 2015

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2015	2015	2015	2015	2015	2015	2015	2015
Net interest income (1)	$4,041	4,234	4,213	4,323	4,041	8,275	12,488	16,811
Noninterest income:
Service charges on deposit accounts	522	539	540	545	522	1,061	1,601	2,146
Trust and investment fees:
Brokerage advisory, commissions and other fees	67	66	77	77	67	133	210	287
Trust and investment management	100	102	104	103	100	202	306	409
Investment banking	484	476	389	413	484	960	1,349	1,762
Total trust and investment fees	651	644	570	593	651	1,295	1,865	2,458
Card fees	73	81	85	77	73	154	239	316
Other fees	529	538	526	629	529	1,067	1,593	2,222
Mortgage banking	113	130	77	127	113	243	320	447
Insurance	368	397	315	397	368	765	1,080	1,477
Net gains from trading activities	278	208	187	48	278	486	673	721
Net gains on debt securities	72	112	73	139	72	184	257	396
Net gains from equity investments	74	184	100	146	74	258	358	504
Other income of the segment	148	53	96	83	148	201	297	380
Total noninterest income	2,828	2,886	2,569	2,784	2,828	5,714	8,283	11,067

Total revenue	6,869	7,120	6,782	7,107	6,869	13,989	20,771	27,878

Provision (reversal of provision) for credit losses	(51)	(84)	36	126	(51)	(135)	(99)	27
Noninterest expense:
Personnel expense	1,673	1,515	1,477	1,538	1,673	3,188	4,665	6,203
Equipment	13	13	13	20	13	26	39	59
Net occupancy	101	103	100	100	101	204	304	404
Core deposit and other intangibles	86	85	85	86	86	171	256	342
FDIC and other deposit assessments	92	75	82	85	92	167	249	334
Outside professional services	144	157	172	229	144	301	473	702
Operating losses	4	29	83	19	4	33	116	135
Other expense of the segment	1,350	1,394	1,353	1,321	1,350	2,744	4,097	5,418
Total noninterest expense	3,463	3,371	3,365	3,398	3,463	6,834	10,199	13,597
Income before income tax expense and noncontrolling interests	3,457	3,833	3,381	3,583	3,457	7,290	10,671	14,254
Income tax expense	1,066	1,214	1,060	1,080	1,066	2,280	3,340	4,420
Less: Net income (loss) from noncontrolling interests	2	(5)	(5)	(3)	2	(3)	(8)	(11)
Net income	$2,389	2,624	2,326	2,506	2,389	5,013	7,339	9,845
Average loans	$381.6	387.7	407.1	418.6	381.6	384.7	392.2	398.9
Average assets	654.8	669.2	698.6	713.6	654.8	662.0	674.4	684.3
Average deposits	429.3	429.9	439.5	446.5	429.3	429.6	432.9	436.4

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

Table 3a: Wealth and Investment Management - 2017

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2017	2017	2017	2017	2017	2017	2017	2017
Net interest income (1)	$1,141	1,171	1,177	1,152	1,141	2,312	3,489	4,641
Noninterest income:
Service charges on deposit accounts	5	5	3	4	5	10	13	17
Trust and investment fees:
Brokerage advisory, commissions and other fees	2,245	2,255	2,241	2,331	2,245	4,500	6,741	9,072
Trust and investment management	707	712	718	740	707	1,419	2,137	2,877
Investment banking (2)	(1)	—	(1)	—	(1)	(1)	(2)	(2)
Total trust and investment fees	2,951	2,967	2,958	3,071	2,951	5,918	8,876	11,947
Card fees	1	2	1	2	1	3	4	6
Other fees	5	4	5	4	5	9	14	18
Mortgage banking	(2)	(2)	(3)	(3)	(2)	(4)	(7)	(10)
Insurance	20	22	21	25	20	42	63	88
Net gains from trading activities	34	16	21	21	34	50	71	92
Net gains on debt securities	—	—	2	—	—	—	2	2
Net gains from equity investments	66	36	53	53	66	102	155	208
Other income of the segment	36	5	18	4	36	41	59	63
Total noninterest income	3,116	3,055	3,079	3,181	3,116	6,171	9,250	12,431

Total revenue	4,257	4,226	4,256	4,333	4,257	8,483	12,739	17,072

Provision (reversal of provision) for credit losses	(4)	7	(1)	(7)	(4)	3	2	(5)
Noninterest expense:
Personnel expense	2,104	1,980	1,984	2,058	2,104	4,084	6,068	8,126
Equipment	11	9	(1)	9	11	20	19	28
Net occupancy	107	108	108	108	107	215	323	431
Core deposit and other intangibles	72	72	74	74	72	144	218	292
FDIC and other deposit assessments	40	39	38	37	40	79	117	154
Outside professional services	222	193	198	221	222	415	613	834
Operating losses	17	49	15	34	17	66	81	115
Other expense of the segment	631	621	686	705	631	1,252	1,938	2,643
Total noninterest expense	3,204	3,071	3,102	3,246	3,204	6,275	9,377	12,623
Income before income tax expense and noncontrolling interests	1,057	1,148	1,155	1,094	1,057	2,205	3,360	4,454
Income tax expense	386	436	433	413	386	822	1,255	1,668
Less: Net income from noncontrolling interests	6	1	3	6	6	7	10	16
Net income	$665	711	719	675	665	1,376	2,095	2,770
Average loans	$70.7	71.7	72.4	72.9	70.7	71.2	71.6	71.9
Average assets	81.8	82.4	83.2	83.7	81.8	82.1	82.5	82.8
Average deposits	197.5	190.1	184.4	184.1	197.5	193.8	190.6	189.0

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

(2)	Includes syndication and underwriting fees paid to Wells Fargo Securities which are offset in our Wholesale Banking segment.

Table 3b: Wealth and Investment Management - 2016

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2016	2016	2016	2016	2016	2016	2016	2016
Net interest income (1)	$1,045	1,036	1,062	1,106	1,045	2,081	3,143	4,249
Noninterest income:
Service charges on deposit accounts	5	5	5	4	5	10	15	19
Trust and investment fees:
Brokerage advisory, commissions and other fees	2,154	2,208	2,256	2,252	2,154	4,362	6,618	8,870
Trust and investment management	712	719	738	722	712	1,431	2,169	2,891
Investment banking (2)	—	(1)	—	—	—	(1)	(1)	(1)
Total trust and investment fees	2,866	2,926	2,994	2,974	2,866	5,792	8,786	11,760
Card fees	1	2	1	2	1	3	4	6
Other fees	4	4	5	5	4	8	13	18
Mortgage banking	(2)	(2)	(2)	(3)	(2)	(4)	(6)	(9)
Insurance	—	—	—	—	—	—	—	—
Net gains from trading activities	11	25	29	16	11	36	65	81
Net gains on debt securities	—	1	—	—	—	1	1	1
Net gains from equity investments	11	19	56	14	11	30	86	100
Other income of the segment	14	5	35	(1)	14	19	54	53
Total noninterest income	2,910	2,985	3,123	3,011	2,910	5,895	9,018	12,029

Total revenue	3,955	4,021	4,185	4,117	3,955	7,976	12,161	16,278

Provision (reversal of provision) for credit losses	(14)	2	4	3	(14)	(12)	(8)	(5)
Noninterest expense:
Personnel expense	1,968	1,895	1,928	1,913	1,968	3,863	5,791	7,704
Equipment	14	13	12	12	14	27	39	51
Net occupancy	109	109	109	109	109	218	327	436
Core deposit and other intangibles	75	75	75	77	75	150	225	302
FDIC and other deposit assessments	31	31	44	46	31	62	106	152
Outside professional services	189	234	238	255	189	423	661	916
Operating losses	12	6	(1)	33	12	18	17	50
Other expense of the segment	645	604	594	597	645	1,249	1,843	2,440
Total noninterest expense	3,043	2,967	2,999	3,042	3,043	6,010	9,009	12,051
Income before income tax expense and noncontrolling interests	926	1,052	1,182	1,072	926	1,978	3,160	4,232
Income tax expense	352	400	447	397	352	752	1,199	1,596
Less: Net income (loss) from noncontrolling interests	—	(2)	5	(4)	—	(2)	3	(1)
Net income	$574	654	730	679	574	1,228	1,958	2,637
Average loans	$64.1	66.7	68.4	70.0	64.1	65.4	66.4	67.3
Average assets	74.7	77.8	79.6	81.2	74.7	76.3	77.4	78.3
Average deposits	186.4	184.5	191.0	196.7	186.4	185.5	187.3	189.7

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

(2)	Includes syndication and underwriting fees paid to Wells Fargo Securities which are offset in our Wholesale Banking segment.

Table 3c: Wealth and Investment Management - 2015

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2015	2015	2015	2015	2015	2015	2015	2015
Net interest income (1)	$950	947	961	1,015	950	1,897	2,858	3,873
Noninterest income:
Service charges on deposit accounts	4	5	5	5	4	9	14	19
Trust and investment fees:
Brokerage advisory, commissions and other fees	2,313	2,333	2,295	2,211	2,313	4,646	6,941	9,152
Trust and investment management	758	768	746	742	758	1,526	2,272	3,014
Investment banking (2)	(3)	(2)	6	—	(3)	(5)	1	1
Total trust and investment fees	3,068	3,099	3,047	2,953	3,068	6,167	9,214	12,167
Card fees	1	1	1	2	1	2	3	5
Other fees	4	5	4	4	4	9	13	17
Mortgage banking	(1)	(2)	(2)	(2)	(1)	(3)	(5)	(7)
Insurance	—	—	—	—	—	—	—	—
Net gains from trading activities	28	17	14	17	28	45	59	76
Net gains on debt securities	—	—	—	—	—	—	—	—
Net gains (losses) from equity investments	26	8	(89)	25	26	34	(55)	(30)
Other income of the segment	14	9	9	12	14	23	32	44
Total noninterest income	3,144	3,142	2,989	3,016	3,144	6,286	9,275	12,291

Total revenue	4,094	4,089	3,950	4,031	4,094	8,183	12,133	16,164

Provision (reversal of provision) for credit losses	(3)	(10)	(6)	(6)	(3)	(13)	(19)	(25)
Noninterest expense:
Personnel expense	2,012	1,885	1,779	1,878	2,012	3,897	5,676	7,554
Equipment	13	13	12	16	13	26	38	54
Net occupancy	107	108	109	109	107	215	324	433
Core deposit and other intangibles	81	82	81	82	81	163	244	326
FDIC and other deposit assessments	36	26	30	31	36	62	92	123
Outside professional services	203	204	204	220	203	407	611	831
Operating losses	63	87	57	22	63	150	207	229
Other expense of the segment	592	625	618	629	592	1,217	1,835	2,464
Total noninterest expense	3,107	3,030	2,890	2,987	3,107	6,137	9,027	12,014
Income before income tax expense and noncontrolling interests	990	1,069	1,066	1,050	990	2,059	3,125	4,175
Income tax expense	375	405	406	401	375	780	1,186	1,587
Less: Net income (loss) from noncontrolling interests	4	3	(2)	(6)	4	7	5	(1)
Net income	$611	661	662	655	611	1,272	1,934	2,589
Average loans	$56.9	59.2	61.3	63.0	56.9	58.1	59.1	60.1
Average assets	67.6	69.8	71.3	73.0	67.6	68.7	69.6	70.4
Average deposits	172.1	170.0	174.3	179.7	172.1	171.0	172.1	174.0

(1)
Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

(2)	Includes syndication and underwriting fees paid to Wells Fargo Securities which are offset in our Wholesale Banking segment.

Table 4a: Other (1) - 2017

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2017	2017	2017	2017	2017	2017	2017	2017
Net interest income (2)	$(630)	(642)	(645)	(635)	(630)	(1,272)	(1,917)	(2,552)
Noninterest income:
Service charges on deposit accounts	(4)	(4)	(4)	(4)	(4)	(8)	(12)	(16)
Trust and investment fees:
Brokerage advisory, commissions and other fees	(449)	(460)	(463)	(476)	(449)	(909)	(1,372)	(1,848)
Trust and investment management	(225)	(222)	(232)	(238)	(225)	(447)	(679)	(917)
Investment banking	—	—	—	(1)	—	—	—	(1)
Total trust and investment fees	(674)	(682)	(695)	(715)	(674)	(1,356)	(2,051)	(2,766)
Card fees	(1)	(1)	(1)	(1)	(1)	(2)	(3)	(4)
Other fees	(3)	(3)	(3)	(3)	(3)	(6)	(9)	(12)
Mortgage banking	1	2	2	2	1	3	5	7
Insurance	(11)	(13)	(12)	(14)	(11)	(24)	(36)	(50)
Net gains from trading activities	—	—	—	—	—	—	—	—
Net gains on debt securities	—	—	—	—	—	—	—	—
Net gains from equity investments	—	—	—	—	—	—	—	—
Other income of the segment	(80)	(82)	(73)	(73)	(80)	(162)	(235)	(308)
Total noninterest income	(772)	(783)	(786)	(808)	(772)	(1,555)	(2,341)	(3,149)

Total revenue	(1,402)	(1,425)	(1,431)	(1,443)	(1,402)	(2,827)	(4,258)	(5,701)

Provision (reversal of provision) for credit losses	6	(10)	(1)	2	6	(4)	(5)	(3)
Noninterest expense:
Personnel expense	(437)	(433)	(429)	(440)	(437)	(870)	(1,299)	(1,739)
Equipment	(1)	(1)	—	(1)	(1)	(2)	(2)	(3)
Net occupancy	(29)	(30)	(29)	(30)	(29)	(59)	(88)	(118)
Core deposit and other intangibles	—	—	—	—	—	—	—	—
FDIC and other deposit assessments	(17)	(16)	(15)	(15)	(17)	(33)	(48)	(63)
Outside professional services	(8)	(6)	(8)	(8)	(8)	(14)	(22)	(30)
Operating losses	(2)	(2)	(3)	(2)	(2)	(4)	(7)	(9)
Other expense of the segment	(366)	(344)	(353)	(353)	(366)	(710)	(1,063)	(1,416)
Total noninterest expense	(860)	(832)	(837)	(849)	(860)	(1,692)	(2,529)	(3,378)
Income before income tax expense and noncontrolling interests	(548)	(583)	(593)	(596)	(548)	(1,131)	(1,724)	(2,320)
Income tax expense (benefit)	(208)	(221)	(225)	(227)	(208)	(429)	(654)	(881)
Less: Net income from noncontrolling interests	—	—	—	—	—	—	—	—
Net income	$(340)	(362)	(368)	(369)	(340)	(702)	(1,070)	(1,439)
Average loans	$(56.1)	(56.8)	(57.5)	(57.8)	(56.1)	(56.5)	(56.8)	(57.1)
Average assets	(57.1)	(57.8)	(58.5)	(58.8)	(57.1)	(57.5)	(57.8)	(58.1)
Average deposits	(81.4)	(79.0)	(76.0)	(76.5)	(81.4)	(80.2)	(78.8)	(78.2)

(1)
Includes the elimination of certain items that are included in more than one business segment, most of which represents products and services for WIM customers served through Community Banking distribution channels.

(2)	Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

Table 4b: Other (1) - 2016

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2016	2016	2016	2016	2016	2016	2016	2016
Net interest income (2)	$(618)	(620)	(638)	(651)	(618)	(1,238)	(1,876)	(2,527)
Noninterest income:
Service charges on deposit accounts	(4)	(5)	(5)	(4)	(4)	(9)	(14)	(18)
Trust and investment fees:
Brokerage advisory, commissions and other fees	(456)	(465)	(483)	(472)	(456)	(921)	(1,404)	(1,876)
Trust and investment management	(213)	(210)	(229)	(225)	(213)	(423)	(652)	(877)
Investment banking	—	—	—	—	—	—	—	—
Total trust and investment fees	(669)	(675)	(712)	(697)	(669)	(1,344)	(2,056)	(2,753)
Card fees	(1)	(1)	(1)	(1)	(1)	(2)	(3)	(4)
Other fees	(3)	(3)	(3)	(3)	(3)	(6)	(9)	(12)
Mortgage banking	1	2	1	2	1	3	4	6
Insurance	—	—	—	—	—	—	—	—
Net gains from trading activities	—	—	—	—	—	—	—	—
Net gains on debt securities	—	—	—	—	—	—	—	—
Net gains from equity investments	—	—	—	—	—	—	—	—
Other income of the segment	(64)	(65)	(70)	(64)	(64)	(129)	(199)	(263)
Total noninterest income	(740)	(747)	(790)	(767)	(740)	(1,487)	(2,277)	(3,044)

Total revenue	(1,358)	(1,367)	(1,428)	(1,418)	(1,358)	(2,725)	(4,153)	(5,571)

Provision (reversal of provision) for credit losses	17	(2)	(7)	3	17	15	8	11
Noninterest expense:
Personnel expense	(410)	(409)	(411)	(419)	(410)	(819)	(1,230)	(1,649)
Equipment	(1)	(2)	(1)	(1)	(1)	(3)	(4)	(5)
Net occupancy	(29)	(29)	(30)	(30)	(29)	(58)	(88)	(118)
Core deposit and other intangibles	—	—	—	—	—	—	—	—
FDIC and other deposit assessments	(13)	(13)	(18)	(19)	(13)	(26)	(44)	(63)
Outside professional services	(7)	(7)	(8)	(9)	(7)	(14)	(22)	(31)
Operating losses	(2)	(2)	(3)	(4)	(2)	(4)	(7)	(11)
Other expense of the segment	(358)	(330)	(333)	(332)	(358)	(688)	(1,021)	(1,353)
Total noninterest expense	(820)	(792)	(804)	(814)	(820)	(1,612)	(2,416)	(3,230)
Income before income tax expense and noncontrolling interests	(555)	(573)	(617)	(607)	(555)	(1,128)	(1,745)	(2,352)
Income tax expense (benefit)	(210)	(218)	(234)	(231)	(210)	(428)	(662)	(893)
Less: Net income from noncontrolling interests	—	—	—	—	—	—	—	—
Net income	$(345)	(355)	(383)	(376)	(345)	(700)	(1,083)	(1,459)
Average loans	$(51.0)	(53.0)	(54.5)	(55.5)	(51.0)	(52.0)	(52.8)	(53.5)
Average assets	(51.7)	(54.2)	(55.7)	(56.7)	(51.7)	(53.0)	(53.9)	(54.6)
Average deposits	(78.0)	(77.3)	(78.9)	(81.5)	(78.0)	(77.7)	(78.1)	(78.9)

(1)
Includes the elimination of certain items that are included in more than one business segment, most of which represents products and services for WIM customers served through Community Banking distribution channels.

(2)	Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

Table 4c: Other (1) - 2015

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2015	2015	2015	2015	2015	2015	2015	2015
Net interest income (2)	$(572)	(575)	(584)	(611)	(572)	(1,147)	(1,731)	(2,342)
Noninterest income:
Service charges on deposit accounts	(4)	(5)	(5)	(4)	(4)	(9)	(14)	(18)
Trust and investment fees:
Brokerage advisory, commissions and other fees	(505)	(524)	(520)	(499)	(505)	(1,029)	(1,549)	(2,048)
Trust and investment management	(222)	(215)	(227)	(221)	(222)	(437)	(664)	(885)
Investment banking	—	—	—	—	—	—	—	—
Total trust and investment fees	(727)	(739)	(747)	(720)	(727)	(1,466)	(2,213)	(2,933)
Card fees	—	(1)	(1)	(1)	—	(1)	(2)	(3)
Other fees	(2)	(3)	(3)	(3)	(2)	(5)	(8)	(11)
Mortgage banking	1	1	1	2	1	2	3	5
Insurance	—	—	—	—	—	—	—	—
Net gains from trading activities	—	—	—	—	—	—	—	—
Net gains on debt securities	—	—	—	—	—	—	—	—
Net gains from equity investments	—	—	—	—	—	—	—	—
Other income of the segment	(62)	(60)	(57)	(58)	(62)	(122)	(179)	(237)
Total noninterest income	(794)	(807)	(812)	(784)	(794)	(1,601)	(2,413)	(3,197)

Total revenue	(1,366)	(1,382)	(1,396)	(1,395)	(1,366)	(2,748)	(4,144)	(5,539)

Provision (reversal of provision) for credit losses	4	(3)	5	7	4	1	6	13
Noninterest expense:
Personnel expense	(417)	(415)	(411)	(406)	(417)	(832)	(1,243)	(1,649)
Equipment	(1)	(1)	(1)	(1)	(1)	(2)	(3)	(4)
Net occupancy	(29)	(30)	(29)	(29)	(29)	(59)	(88)	(117)
Core deposit and other intangibles	—	—	—	—	—	—	—	—
FDIC and other deposit assessments	(15)	(11)	(13)	(13)	(15)	(26)	(39)	(52)
Outside professional services	(7)	(8)	(7)	(8)	(7)	(15)	(22)	(30)
Operating losses	(2)	(2)	(2)	(7)	(2)	(4)	(6)	(13)
Other expense of the segment	(352)	(322)	(325)	(326)	(352)	(674)	(999)	(1,325)
Total noninterest expense	(823)	(789)	(788)	(790)	(823)	(1,612)	(2,400)	(3,190)
Income before income tax expense and noncontrolling interests	(547)	(590)	(613)	(612)	(547)	(1,137)	(1,750)	(2,362)
Income tax expense (benefit)	(208)	(224)	(233)	(233)	(208)	(432)	(665)	(898)
Less: Net income from noncontrolling interests	—	—	—	—	—	—	—	—
Net income	$(339)	(366)	(380)	(379)	(339)	(705)	(1,085)	(1,464)
Average loans	$(45.7)	(47.2)	(48.7)	(49.8)	(45.7)	(46.5)	(47.2)	(47.9)
Average assets	(46.3)	(47.9)	(49.2)	(50.4)	(46.3)	(47.1)	(47.8)	(48.5)
Average deposits	(72.3)	(71.8)	(72.9)	(75.9)	(72.3)	(72.0)	(72.3)	(73.2)

(1)
Includes the elimination of certain items that are included in more than one business segment, most of which represents products and services for WIM customers served through Community Banking distribution channels.

(2)	Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets as well as interest credits for any funding of a segment available to be provided to other segments. The cost of liabilities includes actual interest expense on segment liabilities as well as funding charges for any funding provided from other segments.

Table 5a: Consolidated - 2017

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2017	2017	2017	2017	2017	2017	2017	2017
Net interest income	$12,324	12,471	12,449	12,313	12,324	24,795	37,244	49,557
Noninterest income:
Service charges on deposit accounts	1,313	1,276	1,276	1,246	1,313	2,589	3,865	5,111
Trust and investment fees:
Brokerage advisory, commissions and other fees	2,324	2,329	2,304	2,401	2,324	4,653	6,957	9,358
Trust and investment management	829	837	840	866	829	1,666	2,506	3,372
Investment banking	417	463	465	420	417	880	1,345	1,765
Total trust and investment fees	3,570	3,629	3,609	3,687	3,570	7,199	10,808	14,495
Card fees	945	1,019	1,000	996	945	1,964	2,964	3,960
Other fees	865	902	877	913	865	1,767	2,644	3,557
Mortgage banking	1,228	1,148	1,046	928	1,228	2,376	3,422	4,350
Insurance	277	280	269	223	277	557	826	1,049
Net gains (losses) from trading activities	272	151	120	(1)	272	423	543	542
Net gains on debt securities	36	120	166	157	36	156	322	479
Net gains from equity investments	570	274	363	572	570	844	1,207	1,779
Other income of the segment	855	965	674	1,016	855	1,820	2,494	3,510
Total noninterest income	9,931	9,764	9,400	9,737	9,931	19,695	29,095	38,832

Total revenue	22,255	22,235	21,849	22,050	22,255	44,490	66,339	88,389

Provision for credit losses	605	555	717	651	605	1,160	1,877	2,528
Noninterest expense:
Personnel expense	8,672	8,150	8,188	8,361	8,672	16,822	25,010	33,371
Equipment	577	529	523	608	577	1,106	1,629	2,237
Net occupancy	712	706	716	715	712	1,418	2,134	2,849
Core deposit and other intangibles	289	287	288	288	289	576	864	1,152
FDIC and other deposit assessments	333	328	314	312	333	661	975	1,287
Outside professional services	804	1,029	955	1,025	804	1,833	2,788	3,813
Operating losses	282	350	1,329	3,531	282	632	1,961	5,492
Other expense of the segment	2,123	2,162	2,038	1,960	2,123	4,285	6,323	8,283
Total noninterest expense	13,792	13,541	14,351	16,800	13,792	27,333	41,684	58,484
Income before income tax expense and noncontrolling interests	7,858	8,139	6,781	4,599	7,858	15,997	22,778	27,377
Income tax expense (benefit)	2,133	2,245	2,181	(1,642)	2,133	4,378	6,559	4,917
Less: Net income from noncontrolling interests	91	38	58	90	91	129	187	277
Net income	$5,634	5,856	4,542	6,151	5,634	11,490	16,032	22,183
Average loans	$963.6	956.9	952.3	951.8	963.6	960.2	957.6	956.1
Average assets	1,931.0	1,927.0	1,938.5	1,935.3	1,931.0	1,929.0	1,932.2	1,933.0
Average deposits	1,299.2	1,301.2	1,306.4	1,311.6	1,299.2	1,300.2	1,302.3	1,304.6

Table 5b: Consolidated - 2016

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2016	2016	2016	2016	2016	2016	2016	2016
Net interest income	$11,667	11,733	11,952	12,402	11,667	23,400	35,352	47,754
Noninterest income:
Service charges on deposit accounts	1,309	1,336	1,370	1,357	1,309	2,645	4,015	5,372
Trust and investment fees:
Brokerage advisory, commissions and other fees	2,239	2,291	2,344	2,342	2,239	4,530	6,874	9,216
Trust and investment management	815	835	849	837	815	1,650	2,499	3,336
Investment banking	331	421	420	519	331	752	1,172	1,691
Total trust and investment fees	3,385	3,547	3,613	3,698	3,385	6,932	10,545	14,243
Card fees	941	997	997	1,001	941	1,938	2,935	3,936
Other fees	933	906	926	962	933	1,839	2,765	3,727
Mortgage banking	1,598	1,414	1,667	1,417	1,598	3,012	4,679	6,096
Insurance	427	286	293	262	427	713	1,006	1,268
Net gains (losses) from trading activities	177	279	286	(132)	177	456	742	610
Net gains on debt securities	244	447	106	145	244	691	797	942
Net gains from equity investments	267	238	269	329	267	505	774	1,103
Other income of the segment	1,247	979	849	141	1,247	2,226	3,075	3,216
Total noninterest income	10,528	10,429	10,376	9,180	10,528	20,957	31,333	40,513

Total revenue	22,195	22,162	22,328	21,582	22,195	44,357	66,685	88,267

Provision for credit losses	1,086	1,074	805	805	1,086	2,160	2,965	3,770
Noninterest expense:
Personnel expense	8,207	7,947	7,967	7,772	8,207	16,154	24,121	31,893
Equipment	528	493	491	642	528	1,021	1,512	2,154
Net occupancy	711	716	718	710	711	1,427	2,145	2,855
Core deposit and other intangibles	293	299	299	301	293	592	891	1,192
FDIC and other deposit assessments	250	255	310	353	250	505	815	1,168
Outside professional services	583	769	802	984	583	1,352	2,154	3,138
Operating losses	454	334	577	243	454	788	1,365	1,608
Other expense of the segment	2,002	2,053	2,104	2,210	2,002	4,055	6,159	8,369
Total noninterest expense	13,028	12,866	13,268	13,215	13,028	25,894	39,162	52,377
Income before income tax expense and noncontrolling interests	8,081	8,222	8,255	7,562	8,081	16,303	24,558	32,120
Income tax expense	2,567	2,649	2,601	2,258	2,567	5,216	7,817	10,075
Less: Net income from noncontrolling interests	52	15	10	30	52	67	77	107
Net income	$5,462	5,558	5,644	5,274	5,462	11,020	16,664	21,938
Average loans	$927.2	950.8	957.5	964.1	927.2	939.0	945.2	950.0
Average assets	1,819.9	1,862.1	1,914.6	1,944.3	1,819.9	1,841.0	1,865.7	1,885.4
Average deposits	1,219.4	1,236.7	1,261.5	1,284.2	1,219.4	1,228.0	1,239.3	1,250.6

Table 5c: Consolidated - 2015

	Quarter ended				Year-to-date period ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
(in millions, except average balances which are in billions)	2015	2015	2015	2015	2015	2015	2015	2015
Net interest income	$10,986	11,270	11,457	11,588	10,986	22,256	33,713	45,301
Noninterest income:
Service charges on deposit accounts	1,215	1,289	1,335	1,329	1,215	2,504	3,839	5,168
Trust and investment fees:
Brokerage advisory, commissions and other fees	2,380	2,399	2,368	2,288	2,380	4,779	7,147	9,435
Trust and investment management	852	861	843	838	852	1,713	2,556	3,394
Investment banking	445	450	359	385	445	895	1,254	1,639
Total trust and investment fees	3,677	3,710	3,570	3,511	3,677	7,387	10,957	14,468
Card fees	871	930	953	966	871	1,801	2,754	3,720
Other fees	1,078	1,107	1,099	1,040	1,078	2,185	3,284	4,324
Mortgage banking	1,547	1,705	1,589	1,660	1,547	3,252	4,841	6,501
Insurance	430	461	376	427	430	891	1,267	1,694
Net gains from trading activities	350	137	187	17	350	487	674	691
Net gains on debt securities	278	181	147	346	278	459	606	952
Net gains from equity investments	428	513	707	505	428	941	1,648	2,153
Other income of the segment	418	15	455	197	418	433	888	1,085
Total noninterest income	10,292	10,048	10,418	9,998	10,292	20,340	30,758	40,756

Total revenue	21,278	21,318	21,875	21,586	21,278	42,596	64,471	86,057

Provision for credit losses	608	300	703	831	608	908	1,611	2,442
Noninterest expense:
Personnel expense	8,013	7,648	7,460	7,560	8,013	15,661	23,121	30,681
Equipment	494	470	459	640	494	964	1,423	2,063
Net occupancy	723	710	728	725	723	1,433	2,161	2,886
Core deposit and other intangibles	312	312	311	311	312	624	935	1,246
FDIC and other deposit assessments	248	222	245	258	248	470	715	973
Outside professional services	548	627	663	827	548	1,175	1,838	2,665
Operating losses	295	521	523	532	295	816	1,339	1,871
Other expense of the segment	1,874	1,959	2,010	1,746	1,874	3,833	5,843	7,589
Total noninterest expense	12,507	12,469	12,399	12,599	12,507	24,976	37,375	49,974
Income before income tax expense and noncontrolling interests	8,163	8,549	8,773	8,156	8,163	16,712	25,485	33,641
Income tax expense	2,279	2,763	2,790	2,533	2,279	5,042	7,832	10,365
Less: Net income from noncontrolling interests	80	67	187	48	80	147	334	382
Net income	$5,804	5,719	5,796	5,575	5,804	11,523	17,319	22,894
Average loans	$863.3	870.4	895.1	912.3	863.3	866.9	876.4	885.4
Average assets	1,707.8	1,729.3	1,746.4	1,787.3	1,707.8	1,718.6	1,728.0	1,742.9
Average deposits	1,174.8	1,185.3	1,198.9	1,216.8	1,174.8	1,180.1	1,186.4	1,194.1